Exhibit 10.1












                        INTERNATIONAL DISPLAYWORKS, INC.

                         COMMON STOCK PURCHASE AGREEMENT


                            ______________ ____, 2003

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
1.    AUTHORIZATION AND SALE OF COMMMON STOCK..............................1
   1.1   AUTHORIZATION AND SALE OF COMMON STOCK............................1
   1.2   SALE OF SHARES....................................................1
2.    CLOSING DATE; DELIVERY...............................................1
   2.1   CLOSING DATE......................................................1
   2.2   DELIVERY..........................................................1
   2.3   WIRE TRANSFERS....................................................1
3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................2
   3.1   SHARES............................................................2
   3.2   DUE AUTHORIZATION.................................................2
   3.3   FINANCIAL STATEMENTS..............................................2
   3.4   LITIGATION AND CLAIMS.............................................2
   3.5   DUE ORGANIZATION AND QUALIFICATION................................3
   3.6   CAPITALIZATION....................................................3
   3.7   DISCLOSURE........................................................3
4.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS..........3
   4.1   COMPLIANCE WITH LAW...............................................3
   4.2   INFORMATION.......................................................4
   4.3   RESIDENCE; ACCREDITED STATUS......................................5
   4.4   EXPERIENCE; RISK..................................................5
   4.5   ACCESS TO DATA....................................................5
   4.6   AUTHORIZATION AND BINDING EFFECT..................................5
   4.7   GOVERNMENT CONSENTS...............................................5
   4.8   TRADING IN COMPANY SECURITIES.....................................5
   4.9   PURCHASE WITHOUT VIEW TO DISTRIBUTE...............................5
   4.10  BROKER OR FINDER..................................................6
5.    CONDITIONS TO CLOSING OF PURCHASERS..................................6
   5.1   REPRESENTATIONS AND WARRANTIES CORRECT............................6
   5.2   COVENANTS.........................................................6
   5.3   QUALIFICATIONS....................................................6
6.    CONDITIONS TO CLOSING OF THE COMPANY.................................6
   6.1   REPRESENTATIONS...................................................6
   6.2   QUALIFICATION.....................................................6
7.    MISCELLANEOUS........................................................6
   7.1   GOVERNING LAW.....................................................6
   7.2   SURVIVAL..........................................................7
   7.3   SUCCESSORS AND ASSIGNS............................................7
   7.4   ENTIRE AGREEMENT..................................................7
   7.5   NOTICES...........................................................7
   7.6   DELAYS OR OMISSIONS...............................................7
   7.7   COUNTERPARTS......................................................7
   7.8   SEVERABILITY......................................................7
   7.9   TITLES AND SUBTITLES..............................................8
   7.10  EXPENSES..........................................................8

                        INTERNATIONAL DISPLAYWORKS, INC.
                         COMMON STOCK PURCHASE AGREEMENT


Parties

     INTERNATIONAL DISPLAYWORKS, INC., a Delaware corporation (the "Company")

     PERSONS AND ENTITIES executing this agreement (the "Purchasers")


Agreements

     1. Authorization and Sale of Common Stock.

          1.1 Authorization and Sale of Common Stock. The Company has authorized the sale and issuance of up to 1,666,667 shares of its common stock (the "Shares"), having the rights, preferences, privileges and restrictions set forth in the Company's Certificate of Incorporation.

          1.2 Sale of Shares. Subject to the terms and conditions hereof, on the Closing Date (as defined below) the Company will issue and sell to each Purchaser, and each Purchaser will purchase severally, and not jointly, at a purchase price of $0.30 per Share from the Company, the number of Shares specified opposite the name of each such Purchaser on signature page.

     2. Closing Date, Delivery.

          2.1 Closing Date. The closing of the purchase and sale of the Shares (the "Closing") shall be held at the offices of the Company, 599 Menlo Drive, Suite 200, Rocklin, California 95765, on _______________, or at such other time and place upon which the Company and the Purchasers shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

          2.2 Delivery. Within 30 days after the Closing, the Company will deliver to each Purchaser a certificate or certificates representing the number of Shares set forth on the Purchaser's signature page against payment of the purchase price therefore, by check or wire transfer payable to the Company.

          2.3 Wire Transfers. Wire transfer shall be delivered according to the following instructions:

     3. Representations and Warranties of the Company. The Company, as a material inducement to Purchasers to enter into this Agreement and consummate the transactions contemplated hereby, makes the following representations and warranties to Purchasers, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on and as of such date:

          3.1 Shares. The Shares to be delivered to the Purchasers at Closing will be valid and legally issued shares of the Company's common stock, free and clear of all liens, encumbrances, and preemptive rights, and will be fully-paid and non-assessable shares.

          3.2 Due Authorization. This Agreement has been duly authorized, executed, and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement  of  creditors  rights  generally;  and  neither the  execution  and delivery of this Agreement nor the consummation by the Company of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate the Company's Certificate of Incorporation, Bylaws, any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority, or violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which the Company is a party or by which the Company or its properties may be bound. No consent or approval by any governmental authority is required in connection with the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated hereby.

          3.3 Financial Statements. The Company has delivered to Purchasers its audited financial statements for fiscal 2002 and 2001 and unaudited quarterly reports for the first and second fiscal quarters of fiscal 2003 in the Public Filings (as hereinafter defined) (the "Statements "). The Statements fairly and accurately reflect the financial condition of the Company as of the dates thereof and the results of operations for the periods reflected therein. The Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein; and the books and records, financial and others, of the Company are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          3.4 Litigation and Claims. Except as set forth in its Public Filings or in the Statements, there are no material actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or threatened against the Company, its assets or business, whether at law or in equity, or before or by any federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality; nor does the Company know or have any reason to know of a threat of such litigation or any basis for any such action, suit, claim, investigation or proceeding which could materially and adversely affect the business or properties of the Company.

          3.5 Due Organization and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, is qualified to do business and in good standing in each state where it is required to be qualified and such qualification is material, and has the corporate power to own its property and to carry on its business as now being conducted, except where its failure to qualify to be licensed would not have a material adverse effect on the Company.

          3.6 Capitalization. The authorized capitalization of the Company is as set forth in the Statements. Except as set forth in the Statements, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of the Company's securities which are not reflected in the Statements. All outstanding shares of capital stock have been duly authorized, validly issued, and are fully-paid and non-assessable, and all such shares were issued in compliance with all applicable federal and state securities laws.

          3.7 Disclosure. The representations and warranties by the Company herein, including any Schedules referenced in Paragraph 3 or in any certificate furnished by the Company pursuant to this Agreement, and the information and documents provided by the Company and listed in Paragraph 3, when all such documents are read together in their entirety, do not contain and will not contain at the Closing Date any untrue statement of a material fact, and do not omit and will not omit at the Closing Date any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. The Company has delivered or made available true and complete copies of each document that has been requested by Purchasers, or their respective counsel, in connection with their legal and accounting review of the Company.

     4. Representations, Warranties and Covenants of the Purchasers. Except as otherwise provided, each of the Purchasers hereby represents, warrants and covenants, severally and not jointly, to the Company with respect to the purchase of the Shares as follows:

          4.1 Compliance With Law. Purchaser acknowledges that the Shares to be delivered pursuant to this Agreement have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and therefore may not be resold without compliance with the Securities Act. The Shares to be acquired by Purchaser pursuant to this Agreement are being acquired solely for Purchaser's own account, for investment purposes only and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution. Purchaser will not offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of any of the Shares issued to Purchaser, except after full compliance with all applicable provisions of the Securities Act, the rules and regulations of the Securities and Exchange Commission ("SEC ") and other applicable securities law (including state and foreign securities laws). Purchaser acknowledges that all Shares issued shall bear the following legend, together with any other legends required under state and foreign securities or corporate laws:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION OR RESALE. THEY MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL FOR THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND OTHER APPLICABLE SECURITIES LAWS. THE HOLDER MAY BE REQUIRED TO PROVIDE AN OPINION AT THE HOLDER'S COST TO THE COMPANY THAT SUCH TRANSFER IS PERMITTED WITHOUT REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS, WHICH OPINION MUST BE ACCEPTABLE TO THE COMPANY'S COUNSEL.

          4.2 Information. Purchaser has received the following information with respect to the Company (collectively, the "Public Filings"):

               a. Annual report on Form 10-K for the fiscal year ended October 31, 2002, as filed with the SEC.

               b. Quarterly report on Form 10-Q as filed with the SEC for the Quarterly Periods Ended January 31, 2003 and April 30, 2003.

               c. The following current reports on Form 8-K:

                    (1) A current report on Form 8-K dated December 30, 1999 and filed with the SEC on March 10, 2003 reporting management's purchase of 320,000 shares of common stock.

                    (2) A current report on Form 8-K dated April 22, 2003 and filed with the SEC on April 24, 2003, to report a significant new customer agreement.

                    (3) A current report on Form 8-K dated June 17, 2003 and filed with the SEC on June 18, 2003 ("IDW Form 8-K") to announce the Company's results for the second quarter of fiscal year 2003.

               d. The Company's proxy statement for the annual meeting of stockholder held on July 20, 2003.

          4.3 Residence, Accredited Status. The Purchaser represents that, to the extent that he or she is an individual, that he or she is a resident of the state set forth opposite his or her name on signature page, and, to the extent that it is an organizational entity, they it has been organized under the laws of the state or country set forth opposite its name on signature page. Each Purchaser is an "accredited" investor as such term is defined under Rule 501 of federal Regulation D and was not formed for the purpose of making this investment.

          4.4 Experience, Risk. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the purchase of the Shares pursuant to this Agreement and of protecting the Purchaser's interest in connection therewith. The Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of the investment, including complete loss of the investment. The Purchaser is experienced in evaluating and investing in high risk companies such as the Company.

          4.5 Access to Data. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's facilities and has received all information requested from the Company regarding the investment in the Company.

          4.6 Authorization and Binding Effect. The Purchaser represents that it has the full right, power and authority to enter into and perform the Purchaser's obligations under this Agreement, and that this Agreement, when executed and delivered by the Purchaser, will constitute valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to the law of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief or other equitable remedies.

          4.7 Government Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal, or foreign governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby.

          4.8 Trading in Company Securities. The Purchaser has not traded in the Company securities based on knowledge of this transaction and will not trade in such securities until five (5) business days after this transaction has been announced in an SEC filing.

          4.9 Purchase Without View to Distribute. The Purchaser represents and warrants to the Company that the shares of Common Stock and Warrant to purchase shares of Common Stock, being purchased by it are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution within the meaning of the Securities Act and the rules and regulations thereunder.

          4.10 Broker or Finder. The Purchaser represents and warrants that no broker or finder has acted for such party in connection with this Agreement or the transactions contemplated by this Agreement and that no broker or finder is entitled to any broker's or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by the Purchaser.

     5. Conditions to Closing of Purchasers. The Purchasers' obligations to purchase the Shares at the Closing are, at the option of the Purchasers, subject to the fulfillment on or prior to the Closing Date of the following conditions:

          5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Paragraph 3 hereof shall be true and correct in all material respects when made, and shall be true and correct on the Closing Date in all material respects with the same force and effect as if they had been made on and as of said date.

          5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

          5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing Date.

     6. Conditions to Closing of the Company. The Company's obligation to sell and issue the Shares at the Closing is, at the option of The Company, subject to the fulfillment of the following conditions:

          6.1 Representations. The representations made by the Purchasers in Paragraph 4. hereof shall be true and correct in all material respects when made, and shall be true and correct on the Closing Date in all material respects with the same force and effect as if they had been made on and as of said date.

          6.2 Qualification. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing Date.

     7. Miscellaneous.

          7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as applied to contracts made and to be fully performed entirely within that state between residents of that state.

          7.2  Survival.   The   representations,   warranties,   covenants  and
agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby.

          7.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Purchasers to purchase the Shares shall not be assignable without the consent of the Company.

          7.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement or any term hereof may be amended, waived, discharged or terminated solely by a written instrument signed by the Company and the Purchasers.

          7.5 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Purchaser, at the address set forth on the signature page, or at such other address as shall have been furnished to the Company upon not less than ten (10) days notice in writing and (b) if to the Company, at 599 Menlo Drive, Suite 200, Rocklin, California 95765, Attn: Stephen C. Kircher and with a copy to Bartel Eng & Schroder, 300 Capitol Mall, Suite 1100, Sacramento, California 95814, Attention: David C. Adams, or at such other address as the Company shall have furnished to the Purchasers upon not less than ten (10) days notice in writing.

          7.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this

Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          7.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          7.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          7.10 Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery, and performance of this Agreement, including the reasonable legal fees and expenses of the Company's counsel. Purchasers shall pay all costs and expenses that they incur with respect to the negotiation, execution, delivery, and performance of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

                                           THE COMPANY

                                           INTERNATIONAL DISPLAYWORKS, INC.


Date:                                      By:
     ----------------------                   ----------------------------------
                                              Stephen C. Kircher,
                                              CEO & President


                                           THE PURCHASER:

                                           -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           (Printed Name)

                                           -------------------------------------
                                           (Address)



                                           Number of Shares:
                                                            --------------------

                                           Price Per Share:      $0.30
                                                            --------------------

                                           Total Price:
                                                            --------------------